UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):  March 9, 2009

QLT Inc.
(Exact name of Registrant as Specified in its Charter)

British Columbia, Canada	000-17082	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
887 Great Northern Way, Suite 101, Vancouver, B.C.
Canada, V5T 4 T5
(Address of Principal Executive Offices)
(604) 707-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
     On March 9, 2009, the Executive Compensation Committee (the “Compensation Committee”) of the Board of Directors of QLT Inc. determined the 2009 goals relating to QLT’s annual cash incentive bonus plan (the “Plan”) in which the executive officers of QLT are eligible to participate. The Plan provides cash bonuses based on the achievement of goals related to individual and/or corporate performance in 2009. The amount of the cash bonus that our executive officers are eligible to receive is based on a predetermined target percentage of base salary and is subject to the achievement of corporate and/or individual goals, as follows:

		Range of Possible
	Target Bonus	Bonus Payment	Weighting Between
	(as a % of	(as a % of	Corporate and
Level	Base Salary)	Base Salary)	Individual Goals

Chief Executive Officer	50%	0-100%	100% Corporate

Chief Financial Officer and Senior Vice Presidents	45%	0-90%	75% Corporate/ 25% Individual
The individual goals relate to the individual executive officer’s area of responsibility and are designed to facilitate the achievement of QLT’s corporate goals. Executive officers with individual goals may attain between 0% and 200% of their individual goals depending on performance, although the Compensation Committee has the discretion to recognize additional factors and award bonuses outside of this range. Executive officers with corporate goals may attain between 0% and 200% of a corporate goal depending on the extent to which the goal is achieved. The following is the nature and relative weighting of the corporate target goals:
•	Punctal Plug Development — achieve specified milestones related to clinical development and product research and development for the punctal plug drug delivery program: 50%

•	Visudyne — achieve specified milestones related to revenue; achieve specified milestones related to progress and successful results of clinical trial: 15%

•	Eligard — achieve specified milestones related to revenue; achieve specified milestones related to supply management: 15%

•	Synthetic Retinoid — achieve specified milestones related to clinical development; achieve progress related to product research and development: 5%

•	Shareholder Value — improve shareholder value by achieving target adjusted EBITDA, pursuing strategic alliances for key assets, streamlining business processes, and becoming a more entrepreneurial culture: 15%

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLT INC.
Date: March 12, 2009	By:	/s/ Cameron Nelson
		Name:	Cameron Nelson
		Title:	Vice President, Finance and Chief Financial Officer